UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  -  July 23, 2003

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 South 9th Street, Suite 2300, Minneapolis, Minnesota 55402-4099
(Address of principal executive offices)

Registrant’s telephone number, including area code: (612) 376-3000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c).                               Exhibits

99                                    Press Release dated July 23, 2003.

ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 9 AND ITEM 12, RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

The following information is being furnished under Items 9 and 12 of Form 8-K, pursuant to interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216 dated March 27, 2003.

(a).                               On July 23,2003, Bemis Company, Inc. issued a press release containing its financial results for the second quarter ended June 30, 2003, a copy of which is attached as an exhibit to this report.  Updated earnings guidance for 2003 for Bemis Company is included with this press release and will be available during the regular earnings release conference call scheduled for Wednesday, July 23, 2003, at 10:00 a.m. (EDT). Individuals may listen to the call on the Internet at www.bemis.com under “Investor Relations.”  However, they are urged to check the website ahead of time to ensure their computers are configured for the audio stream.  Instruction for obtaining the required, free, downloadable software are available in a pre-event system test on the site.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
	Gene C. Wulf, Vice President,		Stanley A. Jaffy, Vice President
	Chief Financial Officer		and Controller
and Treasurer

Date July 22, 2003		Date July 22, 2003